UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2017

GROW CONDOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53548	86-0970023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 W. Dutton Road
Eagle Point, Oregon 97524
(Address of Principal Executive Offices)

(541) 879-0504
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
On March 7, 2017, Grow Condos, Inc. (the "Company") through its wholly-owned subsidiary Smoke on the Water, Inc. executed a Real Estate Purchase Agreement to acquire the Lake Selmac Resort located at 2700 Lakeshore Drive, Selma, Oregon. The Company agreed to acquire the property for a purchase price of $875,000 consisting of a seller financing note in the amount of $625,000 and 50,000 shares of the Company's common stock.

Exhibit No.	Description

99.1	Press release on the purchase of the Lake Selmac Resort dated March 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2017

GROW CONDOS, INC.

By:	/s/ Wayne A. Zallen
Name: Wayne A. Zallen
Title: Chief Executive Officer